SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 19, 2003

Overnite Corporation

(Exact name of Registrant as specified in charter)

Virginia	000-24573	04-3770212
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1000 Semmes Avenue, Richmond, Virginia	23224
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 231-8000

Not applicable

(Former name or former address, if changed since last report)

Item 5.	Other Events.

On November 19, 2003, Overnite Corporation, a Virginia corporation (the “Company”), issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, reporting the election of six new directors to the Company’s board of directors.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1	Press release, dated November 19, 2003, issued by the Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2003

OVERNITE CORPORATION

By:	/s/ Patrick D. Hanley

Patrick D. Hanley Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
99.1	Press release, dated November 19, 2003, issued by the Company.

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